Quality People. Building Solutions.

COMFORT SYSTEMS USA®

PEPSI

As of November 10, 2009

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. These statements are based on the current plans and expectations of future events of
Comfort Systems USA, Inc. and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, among others, the use of incorrect estimates for bidding a fixed-price contract, undertaking contractual commitments that exceed our labor resources, failing to perform contractual obligations efficiently enough to maintain profitability; national or regional weakness in construction activity and economic conditions, financial difficulties affecting projects, vendors, customers, or subcontractors, difficulty in obtaining or increased costs associated with bonding and insurance, shortages of labor and specialty building materials, retention of key management, our backlog failing to translate into actual revenue or profits, errors in our percentage-of-completion method of accounting, the result of competition in our markets, seasonal fluctuation in the demand for HVAC systems, the imposition of past and future liability from environmental, safety, and health regulations including the inherent risk associated with self-insurance, adverse litigation results and other risks detailed in our reports filed with the Securities and Exchange Commission. A further list and description of these risks, uncertainties and other factors are discussed under “Item 1A.
Company Risks Factors” in the Company’s Annual Report on
Form 10-K for the year ended December 31, 2008. These forward-looking statements speak only as of the date of this filing. Comfort Systems USA, Inc. expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, developments, conditions or circumstances on which any such statement is based.
 Safe Harbor Statement

To be the nation’s premier
HVAC and mechanical
systems installation
and services provider.
 Vision

 Mission
To provide the best value HVAC and
mechanical systems installation and
service, principally in the mid-market
commercial, industrial, and institutional
sectors, while caring for our customers,
employees and the environment and
realizing superior returns for our
stockholders.

● Act with honesty and integrity.
● Show respect for all stakeholders.
● Exceed customer expectations.
● Seek “win-win” solutions.
● Demonstrate spirit, drive, and teamwork.
● Pursue innovation.
● Achieve premier safety performance.
● Commit to energy efficiency.
● Communicate openly…..and often.
● Impact our communities positively.
 Values

 Comfort Systems USA
▪ National
▪ Commercial, Industrial, Institutional
▪ HVAC/Piping/Plumbing/Energy Efficiency
▪ Strong balance sheet
▪ Substantial positive cash flow
▪ 52% new construction; 48% service, repair,
 retrofit (YTD Q3 09)
▪ 2008 Full Year Revenues $1.3 billion
▪ 2009 Full Year Run Rate $1.15 billion

 Comfort Today
Over $20M
$10M - $20M
Comfort Systems USA Energy Services
Comfort Systems USA National Accounts
ANNUAL REVENUES
Region 3

 What We Do
Commercial HVAC
▪ Building comfort
 a “necessity”
▪ Mechanical equipment -
 requires service, repair,
 replacement
▪ Increasing technical
 content and building
 automation
▪ Energy efficiency and
 Indoor Air Quality (IAQ)
 emerging
▪ Outsourcing
D R I V E R S
Commercial, Industrial, Institutional HVAC - A $40B+ Industry
Applied Systems
Piping
Energy Efficiency

 Industry Trend Toward Service &
 Replacement (Recurring Revenue)
▪ 5+ million
 commercial
 buildings (DOE)
▪ Recurring service
▪ 20 year
 replacement
 cycle
▪ “Inventory” of
 future business
▪ OEMs note
 significant deferred
 maintenance &
 replacement over
 recent years
Source: The Trane Company
NEW CONSTRUCTION
70%
30%
0%
50%
100%
1980
Share of
Industry
Revenues
Time
70%
30%
SERVICE & REPLACEMENT

14%
34%
52%
 Revenues by Activity
New Construction/
Installation
Replacement
Service and
Maintenance
September 2009 YTD

PROJECT SIZE
# OF PROJECTS (As of September 30, 2009)
 Diverse Project Mix
Average Project Size
$425,000
Average Project Length
6-9 months
Value of Projects >$1M
$1,286.0M
Value of Projects <$1M
$612.5M
4,149
241
53
19
6
TOTAL PROJECTS = 4,468

Healthcare
Education
Government
Manufacturing
Office Building
Multi-Family
Retail/Restaurants
Other
Residential
24%
14%
12%
11%
9%
8%

%
1%
2%
Top Ten Customers
 Diverse End-Use Base
▪ Served by 10 different Comfort operating units
▪ Largest customer = less than 2% of revenues
Lodging & Entertainment
September 2009 YTD
4%
3%
 Religious & Not-for-Profit

COMFORT SYSTEMS USA

ARBORETUM
ELEMENTARY
SCHOOL

UNIVERSITY
HOSPITAL
UAMS

 Diverse End-Use Base
Omni Orlando Resort at ChampionsGate
Orlando, Florida
University Hospital
Little Rock, Arkansas
Arboretum Elementary School
Waunakee, Wisconsin
Iowa Renewal Energy
Washington, Iowa

 Competitive Advantages
▪ High quality operations
▪ Ability to leverage and proliferate
 technical expertise
▪ Ability to collaborate on large jobs
 and share labor
▪ Energy efficiency services
▪ National multi-location service capability
▪ Purchasing economics
▪ Balance sheet strength
▪ Bonding and insurance
▪ Strong safety record

OSHA Recordable Rate
15.0
10.0
5.0
0.0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

▪ OSHA Incident Rate decreased from
 3.21 to 2.94
▪ Lost Time Injury Rate is 63% less than
 industry average
▪ WC claims cost per payroll dollar down
 from 3.5% to <1%
▪ Achieved 97.6% training completed
▪ 26% reduction in the overall CSUSA
 Composite Safety Index Score from
 January to September
Source: Bureau of Labor Statistics, Standard Industry Classification (SIC)
Code 20 1710 - Specialty Trades Contractors - HVAC and Plumbing & North American
Industry Classification System (NAICS) Code 23822
 Safety
48% Difference
20% Difference
Industry Average
(October 2008 - latest available data)
Comfort Systems USA
(September 2009 data)
Our safety record is no accident.

COMFORT SYSTEMS USA

$ Revenue
2,000
1,500
1,000
500
0
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Capital Management Structure
$ Debt
Debt-TTM EBITDA
400
350
300
250
200
150
100
50
0
4.0
3.0
2.0
1.0
0.0
3.6
3.9
2.7
0.7
0.6
0.3
0
0.0
0.0
0.03
0.12
0.11
346
275
205
15
10
9
May-00
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Sep-09
Sale of Assets
200
180
160
140
120
100
80
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008

 History - Financial
Nonresidential
Construction
Spending
(FW Dodge)
9/11/01
298
854
1,370
1,591
1,546
819
785
767
893
1,057
1,110
1,329
Revenues
Acquisition Phase
and Industry Growth
Sale of Assets

 Financial Overview

3Q		YTD 3Q	
	2009	2008	2009	2008
Revenues	$ 291.6	$ 346.7	$ 872.2	$ 993.9
Adjusted EBITDA (*)	$ 18.9	$ 25.3	$ 54.5	$ 68.2
% Revenue	6.5%	7.3%	6.2%	6.9%
Operating Income	$ 15.8	$ 21.8	$ 44.8	$ 59.0
% Revenue	5.4%	6.3%	5.1%	5.9%
Net Income - Continuing Operations	$ 9.5	$ 13.7	$ 27.1	$ 37.1
% Revenue	3.3%	4.0%	3.1%	3.7%
Diluted EPS - Continuing Operations	$ 0.25	$ 0.34	$ 0.70	$ 0.92
Free Cash Flow	$ 23.1	$ 17.7	$ 38.8	$ 36.8
Debt	$ 8.6	$ 14.8		
Cash	$ 139.9	$ 102.3		
Backlog	$ 554.3	$ 803.7		

* See Slide 37 for GAAP Reconciliation to Adjusted EBITDA

 Financial Profile
  ($ in millions, except per share amounts)

COMFORT SYSTEMS USA

Revenues (in millions)
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$767.4
$892.5
$1,056.5
$1,109.5
$1,328.5
2004
2005
2006
2007
2008

Revenues for the nine months ended September 30, 2009 were $872.2 million.

 Revenues
Note: Excludes all divested and discontinued operations

Annual Operating Margin
7%
6%
5%
4%
3%
2%
1%
0%
2004
2005
2006
2007
2008

 Operating Margins (a)
(a) This table includes non-GAAP financial information as the information provided excludes goodwill impairment charges of $0.6 million and
 $33.9 million for 2004 and 2005, respectively. No goodwill impairment charge was recorded for 2006, 2007 or 2008.
(b)  Operating margins for the nine months ended September 30, 2009 were
 5.1%.

$1,000
$800
$600
$400
$200
$0
1Q 02
2Q 02
3Q 02
4Q 02
1Q 03
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05
2Q 05
3Q 05
4Q 05
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07
1Q 08
2Q 08
3Q 08
4Q 08
1Q 09
2Q 09
3Q 09

21

 Backlog (in millions)
Note: Excludes all divested and discontinued operations

Nine Months Ended Sept. 30, 2009	2008	2007
Cash From Operating Activities	$ 44.7	$ 82.9	$ 83.6
Purchases Of Property and Equipment	$ (6.4)	$ (14.6)	$ (11.1)
Proceeds From Sales Of Property and Equipment	$ 0.5	$ 0.6	$ 0.3
Free Cash Flow	$ 38.8	$ 68.9	$ 72.8

 Strong Cash Flows (in millions)

 Financial Strengths
▪ Market share up - revenue and profit
 performance better than industry
▪ Commitment to cost containment
▪ $139.9 million cash at 9/30/09; substantial
 credit capacity if needed
▪ Positive free cash flow for ten calendar
 years

COMFORT SYSTEMS USA

ACQUISITIONS
ENERGY EFFICIENCY
INCREMENTAL SERVICE GROWTH
CURRENT OPERATIONS (CONSTRUCTION AND SERVICE)
EARNINGS

 Profile For Growth
T I M E
Service
Commercial HVAC

 Operations
Increase Productivity
▪ Education
 – Leadership
 – Project Managers
 – Superintendents
 – Service Sales
 – Service Operations
 – Craft
 – Safety
▪ Best Practices
 – Project Management
 – Estimating
▪ Cooperation with suppliers
▪ Prefabrication
▪ New materials and methods

 Job Loop
Project
Estimating
Post-Project
Review
We review projects and apply what we have
learned to improve our performance.
Project
Pricing
Project
Qualification
Project
Management

The only things that evolve by
themselves in an organization are
disorder, friction and
malperformance.
-Peter Drucker

 Service
Increase Service*
▪ Grow Maintenance Base
▪ Education
 –Employees and Customers
▪ Higher margin opportunity
▪ Recurring revenue
▪ National accounts
▪ $2.50+ of repair and replacement
 for every $1.00 of maintenance
▪ Target Retrofit Projects
 –Energy Efficiency
 –Indoor Air Quality (IAQ)
* Maintenance, service, repair, retrofit

COMFORT SYSTEMS USA

TRANS WORLD ENTERTAINMENT

AutoZone

DAVID'S BRIDAL

Total Wine & MORE

EVERY SEASON STARTS AT DICK'S SPORTING GOODS

THE HOME DEPOT

Pamida

SIRIUS SATELLITE RADIO

Coca-Cola Enterprises

HOT TOPIC

NIKE

THE CHILDREN'S PLACE

ShopKo STORES INC.

Sears

RACK ROOM SHOES

SPEEDY CASH

Liz claiborne

CHARMING SHOPPES, INC.

Elizabeth Arden

Eye Care Centers of America, Inc.

ORIGINS

PETCO.COM Where the pets go online.

CARMAX THE AUTO SUPERSTORE

Grubb & Ellis Property Solutions Worldwide

Office DEPOT

GOLF GALAXY

MC SPORTS

 National Account Customers
*Trademarks and logos are the property of their respective owners.

- 2- 4 year pay outs depending on electric rates, usage, age, incentives

 Energy Efficiency-Retrofitting HVAC
Green Is Part Of Our Business
▪ Energy costs drive need for efficiency
▪ HVAC 30% - 65 % electric usage
▪ Energy Star (Dept. of Energy/EPA) / LEED
 (USGBC)
Use Our Energy to Save Yours! ™

 Growth
▪ Internal
 – More of what we do best
 – Service
 – Energy efficiency
▪ Step Out Growth
 – New locations for existing companies
 – Techs “on their own”
▪ Targeted acquisitions
 – Best HVAC oriented mechanical in
 new area

● $20 million + in revenue
● Construction and service
● In a growing market in new area
●      Company that has performed well in the
       past and has continuing demonstrable
       upside
● Organizational structure capable of
            sustaining/improving the company
● Ownership/management that wants to
            stay on to operate company
 The Ideal Candidate

● Boise, ID
● Charleston, SC
● Columbia/Florence, SC
● Dallas/Fort Worth, TX
● El Paso, TX
● Ft. Lauderdale, FL
● Los Angeles, CA
● Nashville, TN
● Norfolk, VA
 Target Markets
(Listed Alphabetically)
● Omaha, NE
●       Portland, OR
● Raleigh, NC
● Richmond, VA
● San Antonio, TX
● Savannah, GA
●       Spartanburg/Greenville, SC
● Tampa, FL
● Tulsa, OK

 Outlook
Long-Term
▪ $40+ billion fragmented industry
▪ HVAC is a basic necessity
▪ Commercial construction continuing
▪ Growing installed base for recurring
 maintenance, service, repair and retrofit
▪ Scale opportunities - service, purchasing,
 prefab, bonding, best practices
▪ Diverse customer base and geography
▪ Energy efficiency and Indoor Air Quality
▪ Financially and operationally sound - continuing
 to grow organically and by acquisition

 What We Do

 Appendix

Three Months Ended September 30,				Nine Months Ended September 30,			
	2009	%	2008	%	2009	%	2008	%
Net Income	$ 9,540		$ 13,765		$ 26,580		$ 37,199	
Discontinued Operations	-		(28)		480		(115)	
Income Taxes	6,072		8,250		17,293		23,070	
Other Income	(3)		-		(5)		(158)	
Interest (income) expense, net	184		(188)		454		(1,004)	
Gain on sale of assets	(101)		(183)		(98)		(311)	
Depreciation and amortization	3,250		3,659		9,802		9,494	
Adjusted EBITDA	$ 18,942	6.5%	$ 25,275	7.3%	$ 54,506	6.2%	$ 68,175	6.9%

Note 1: The Company defines adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA") as net income, excluding discontinued operations, income taxes, other income, interest (income) expense, net, gain on sale of assets and depreciation and amortization. Other companies may define Adjusted EBITDA differently. Adjusted EBITDA is presented because it is a financial measure that is frequently requested by third parties. However, Adjusted EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity's financial results, and accordingly, Adjusted EBITDA should not be considered an alternative to operating income, net income, or cash flows as determined under generally accepted accounting principles and as reported by the Company.

 Appendix - GAAP Reconciliation To
 Adjusted EBITDA (in thousands)

COMFORT SYSTEMS USA®

Quality People. Building Solutions.

C O N T A C T:
Bill George
Executive Vice President and CFO
1-800-723-8431
bgeorge@comfortsystemsusa.com
www.comfortsystemsusa.com